UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2023

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02:	Results of Operations and Financial Condition.

On May 1, 2023, SJW Group announced its financial results for the quarter ended March 31, 2023. A copy of the press release announcing the financial results is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 of Form 8-K by reference.

Item 5.07:	Submission of Matters to a Vote of Security Holders.

At the Corporation's 2023 annual meeting of stockholders held on April 26, 2023, the following proposals were approved by the stockholders: (i) the election of eight (8) nominees listed in the proxy statement to serve on the Board of Directors of the Corporation, (ii) the compensation of named executive officers as disclosed in the proxy statement, on an advisory basis, (iii) the frequency of the stockholder vote on executive compensation, on an advisory basis, (iv) the 2023 Long-Term Incentive Plan, (v) the 2023 Employee Stock Purchase Plan, and (vi) the ratification of the appointment of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2023, each by the votes set forth below:

Proposal 1: Election of Directors:

Name of Director	For	Against	Abstain	Broker Non-Votes
Carl Guardino	24,417,028	231,580	18,435	2,724,092
Mary Ann Hanley	24,485,841	163,162	18,040	2,724,092
Heather Hunt	23,804,560	842,059	20,424	2,724,092
Rebecca A. Klein	23,991,764	656,684	18,595	2,724,092
Gregory P. Landis	23,891,424	752,247	23,372	2,724,092
Daniel B. More	23,955,385	689,192	22,466	2,724,092
Eric W. Thornburg	23,770,016	879,816	17,211	2,724,092
Carol P. Wallace	24,514,428	131,300	21,315	2,724,092

Proposal 2: Approval, on an advisory basis, of the compensation of named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
23,195,924	1,419,771	51,348	2,724,092

Proposal 3: Approval, on an advisory basis, the frequency of the stockholder vote on executive compensation:

1-Year	2-Years	3-Years	Abstain	Broker Non-Votes
24,028,314	8,847	572,098	57,784	2,724,092

In light of the stockholder vote on Proposal 3, the Corporation will include an advisory stockholder vote on the compensation of the named executive officers in its proxy statement once every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers.

Proposal 4: Approval of the 2023 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
22,850,992	1,777,511	38,540	2,724,092

Proposal 5: Approval of the 2023 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
24,238,998	402,377	25,668	2,724,092

Proposal 6: Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
27,252,666	111,496	26,973	0

Item 9.01:	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by SJW Group dated May 1, 2023 announcing the 2023 First Quarter Financial Results.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: May 1, 2023	/s/ Andrew F. Walters
Andrew F. Walters, Chief Financial Officer